Exhibit 1.A.10(b)


                                       [LOGO] RELIASTAR
                                       ReliaStar Life Insurance Company
                                       P.O. Box 20, Minneapolis, Minnesota 55440

SUPPLEMENT TO
LIFE INSURANCE APPLICATION

1.   DEATH BENEFIT OPTION: [ ] Level  [ ] Variable

2. ALLOCATION OF PREMIUM PAYMENTS: Allocation must be in whole percentage points totaling 100%.

                                                JANUS ASPEN SERIES                           OCC ACCUMULATION TRUST
a.   [    ]% Fixed Account (SFA)
                                                n.   [    ]% Aggressive Growth               cc.  [    ]% Equity
AIM VARIABLE INSURANCE PRODUCTS FUND, INC.                   Portfolio (JAG)                              Portfolio (OEP)

b.   [    ]% AIM V.I. Dent Demographic          o.   [    ]% Growth                          dd.  [    ]% Global Equity
             Trends Fund (ADT)                               Portfolio (JGP)                              Portfolio (OGE)

THE ALGER AMERICAN FUND                         p.   [    ]% International Growth            ee.  [    ]% Managed
                                                             Portfolio (JIG)                              Portfolio (OMP)
c.   [    ]% Alger American Growth
             Portfolio (AGR)                    q.   [    ]% Worldwide Growth                ff.  [    ]% Small Cap
                                                             Portfolio (JWG)                              Portfolio (OSC)
d.   [    ]% Alger American Leveraged
             AllCap Portfolio (ALA)             NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   PUTNAM VARIABLE TRUST

e.   [    ]% Alger American MidCap              r.   [    ]% Limited Maturity Bond           gg.  [    ]% Putnam VT Growth &
             Growth Portfolio (AMG)                          Portfolio (NLM)                              Income Fund (PGI)

f.   [    ]% Alger American Small               s.   [    ]% Partners                        hh.  [    ]% Putnam VT New
             Capitalization Portfolio (ASC)                  Portfolio (NPP)                              Opportunities Fund (PNO)

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS      t.   [    ]% Socially Responsive             ii.  [    ]% Putnam VT Voyager
                                                             Portfolio (NSR)                              Fund (PVY)
g.   [    ]% VIP Equity Income
             Portfolio (FEI)                    PILGRIM VARIABLE PRODUCTS TRUST              OTHER INVESTMENT COMPANIES/FUNDS

h.   [    ]% VIP Growth                         u.   [    ]% VP Growth Opportunities         SPECIFY BOTH THE INVESTMENT COMPANY AND
             Portfolio (FGP)                                 Portfolio (PGO)                 FUND NAMES.

i.   [    ]% VIP High Income                    v.   [    ]% VP Growth + Value               jj.  [    ]% _______________________
             Portfolio (FHI)                                 Portfolio (NGF)
                                                                                             kk.  [    ]% _______________________
j.   [    ]% VIP Money Market                   w.   [    ]% VP High Yield Bond
             Portfolio (FMM)                                 Portfolio (NHY)                 ll.  [    ]% _______________________

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS II   x.   [    ]% VP International Value          mm.  [    ]% _______________________
                                                             Portfolio (NIV)
k.   [    ]% VIP II Contrafund
             Portfolio (FCF)                    y.   [    ]% VP MagnaCap
                                                             Portfolio (PMP)
l.   [    ]% VIP II Index 500
             Portfolio (FIN)                    z.   [    ]% VP MidCap Opportunities
                                                             Portfolio (PMO)
m.   [    ]% VIP II Investment Grade
             Bond Portfolio (FIG)               aa.  [    ]% VP Research Enhanced
                                                             Index Portfolio (NMS)

                                                bb.  [    ]% VP SmallCap Opportunities
                                                             Portfolio (NIG)



We will allocate all future payments as shown above. You may change this allocation by giving us written notice.

I understand and agree that this supplement is part of my application for life insurance and will be considered part of my Policy with ReliaStar Life Insurance Company.

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Date           Signature of Agent             Signature of Proposed Owner

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48136                                                                     1-2000